SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         AMERICAN BINGO & GAMING CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------
     (5)  Total fee paid:

          --------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          --------------------------------------------------------------------
     (2)  Form, schedule or registration statement no.:

          --------------------------------------------------------------------
     (3)  Filing party:

          --------------------------------------------------------------------
     (4)  Date filed:

          --------------------------------------------------------------------

                         AMERICAN BINGO & GAMING CORP.

                         515 Congress Avenue, Suite 1200
                               Austin, Texas 78701

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 1998
                           --------------------------


To  the  Shareholders  of
AMERICAN  BINGO  &  GAMING  CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AMERICAN BINGO & GAMING CORP. (the "Company") will be held at the Driskill Hotel, 604 Brazos Street, Austin, Texas on June 5, 1998 at 11:00 a.m. Local Time for the following purposes:

1. To elect six members to the Company's Board of Directors for a term of one year and until the election and qualification of their successors.

2. To ratify the appointment of King Griffin & Adamson P.C. as the Company's auditors for 1998.

3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on April 6, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting at any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you receive more than one proxy card, it is an indication that your shares are registered in more than one account. Please complete, date and sign each proxy card you receive. You may revoke your proxy at any time before
      ----
it  is  voted.

     Enclosed with these proxy materials is a copy of the Company's 1997 Annual Report, which contains its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 (without exhibits). The Annual Report is provided solely for your information and does not constitute a part of the proxy solicitation material.


                              By  Order  of  the  Board  of  Directors


                              George  M.  Harrison,  Jr.,  Chairman of the Board


April  29,  1998


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          AMERICAN BINGO & GAMING CORP.

                         515 Congress Avenue, Suite 1200
                               Austin, Texas 78701
                                     ________

                                 PROXY STATEMENT

                                       For

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 1998
                                     ________


     This proxy statement and the accompanying form of proxy ("Proxy") have been mailed on or about May 5, 1998 to the shareholders of record on April 6, 1998 of American Bingo & Gaming Corp., a Delaware corporation (the "Corporation" or the "Company"), in connection with the solicitation of Proxies from the holders of shares of the Corporation's common stock, $0.001 par value (the "Common Stock"), by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held on June 5, 1998, at 11:00 a.m., Local Time, at the Driskill Hotel, 604 Brazos Street, Austin, Texas, and at any adjournment thereof (the "Annual Meeting").

     Shares of Common Stock (hereinafter referred to as "Shares") represented by an effective Proxy in the accompanying form will be voted as directed thereon. If no direction is given, then the Shares will be voted in the discretion of the proxies and as recommended by the Board. A Proxy may be revoked at any time before it is voted. A shareholder may revoke his Proxy by voting in person at the Annual Meeting or submitting to the Company's Secretary at the meeting a subsequently dated proxy. In addition, a shareholder may revoke his proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary.

     The solicitation of the enclosed Proxy is made on behalf of the Board of Directors of the Corporation. The Corporation will bear the cost of the solicitation. The Board of Directors may use the services of its executive officers and certain directors to solicit Proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send Proxies, proxy statements and other material to the beneficial owners of Shares held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.


VOTING  SECURITIES  AND  RECORD  DATE
-------------------------------------

     The securities that are entitled to vote at the meeting are the Shares. Each Share is entitled to one vote on each matter submitted to shareholders. The Board of Directors has designated the close of business on April 6, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice and to vote at the meeting and any adjournment thereof. At that date, 9,584,548 Shares were outstanding.


PRINCIPAL  STOCKHOLDERS;  SHARES  HELD  BY  MANAGEMENT
------------------------------------------------------

     The following table sets forth as of April 6, 1998 certain information concerning the beneficial ownership of Common Stock by (i) owners of more than ten percent of the Common Stock, (ii) each director of the Corporation and (iii) all officers and directors of the Company as a group.


NAME OF
BENEFICIAL OWNER              NUMBER OF SHARES1  PERCENTAGE
----------------------------  -----------------  -----------
L. Gregory Wilson2 . . . . .         1,276,6453        13.3%

Michael W. Mims. . . . . . .            730,680         7.6%

George M. Harrison, Jr.. . .           321,3334         3.4%

Andre M. Hilliou                            ---         ---

G. George Fox. . . . . . . .            41,0005         0.4%

Randall J. Fein. . . . . . .            27,0005         0.3%

Officers and Directors as a.     2,450,8243,5,6        25.6%
Group (seven persons)

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except where indicated, and subject to community property laws where applicable, the persons in the table have sole voting and investment power with respect to the Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 6, 1998 are deemed outstanding for purposes of computing the ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Mr. Wilson's business address is 515 Congress Avenue, Suite 1200, Austin, Texas 78701.

(3) Includes 175,000 shares purchasable pursuant to options exercisable within 60 days of April 6, 1998. Includes 560,417 shares held by Mr. Wilson's wife; Mr. Wilson disclaims beneficial ownership of such shares. Excludes 155,000 shares held by Mrs. Linda Bussey, the sister of Mr. Wilson; 110,416 shares held in the Wilson Family Trust, of which Mr. Wilson's mother is trustee; 100,000 shares held by the Linda Bussey Irrevocable Trust, of which Mrs. Bussey is trustee for the benefit of Mr. Wilson's minor children; and 36,073 shares held by Mrs. Barbara Wilson, Mr. Wilson's mother; Mr. Wilson disclaims beneficial ownership of all such shares.

(4)  Does  not  include  642,667  shares  held  by  Mr.  Harrison's  brothers.

(5) Includes 27,000 shares purchasable pursuant to immediately exercisable options granted April 21, 1998 to each of the Company's new directors.

(6) Includes 283,166 shares purchasable pursuant to options exercisable within 60 days of April 6, 1998.



                                     ITEM I.

                              ELECTION OF DIRECTORS

     There are currently six members on the Company's Board of Directors. The following slate containing six Board members has been nominated for election. Directors are proposed to be elected at the Annual Meeting of Shareholders to hold office for a term until the next annual meeting of shareholders and until their respective successors have been duly elected and have qualified. The affirmative vote of a majority of the outstanding Shares entitled to vote at the Annual Meeting of Shareholders is required to elect the directors. Incomplete Proxies received by the Board of Directors will be voted in favor of the Nominees. In the event that any nominee is unable to serve, the Proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur.


NAME                           AGE       POSITIONS AND OFFICES     DIRECTOR SINCE
-----------------------------  ---  -----------------------------  --------------
George M. Harrison, Jr. . . .   49  Chairman of the Board and      February 1998
        Manager, Video Gaming

Andre M. Hilliou. . . . . . .   50  Chief Executive Officer        April 1998

Michael W. Mims . . . . . . .   45  Vice-President and a Director  October 1997

L. Gregory Wilson . . . . . .   45  Director                       September 1994

Randall J. Fein . . . . . . .   42  Director                       April 1998

G. George Fox . . . . . . . .   72  Director                       April 1998


     The Board of Directors recommends that the shareholders vote FOR each of the Nominees.




BUSINESS  EXPERIENCE  OF  NOMINEES  AND  EXECUTIVE  OFFICERS
------------------------------------------------------------

     Mr. Harrison has served as the Chairman of the Board since April 1998. Mr. Harrison also manages the Company's video gaming route operations in South Carolina. Mr. Harrison was President of Darlington Music Company ("DMC"), a video gaming route operation in South Carolina, which the Company acquired in 1997. DMC was founded by Mr. Harrison's father in 1938. Mr. Harrison also worked in various other capacities at DMC from 1973 to 1997. Mr. Harrison is a former president of the South Carolina Coin Operators Association. Prior to working at DMC, Mr. Harrison served in the U.S. Navy from 1969 to 1972 and attended Clemson University from 1967 to 1968.

     Mr. Hilliou has served as Chief Executive Officer and a Director of the Company since April 1998. From 1996 to 1997, Mr. Hilliou served as Chief Executive Officer of Aristocrat Inc., the world's second largest manufacturer and distributor of slot machines and gaming systems. From 1987 to 1996, Mr. Hilliou served as Chief Executive Officer of Showboat Inc.'s Sydney, Australia's casino and as Senior Vice President of Operations of Showboat's Casino Hotel in Atlantic City, New Jersey. Showboat is a New York Stock Exchange-listed international casino hotel operator. Previously, Mr. Hilliou served as a Vice President for the Golden Nugget Casino Hotel in Atlantic City, New Jersey. Mr. Hilliou received his undergraduate degree in Hotel and Restaurant Administration in Quimper, France in 1968.

     Mr. Mims has served as Vice-President of Gaming and a Director of the Company since October 1997. Mr. Mims manages the Company's video gaming operations in freestanding centers and bingo centers in South Carolina. Mr. Mims was the founder, Chairman and Chief Executive Officer of Gold Strike, Inc. (A.k.a. Palmetto Games), a video gaming business in South Carolina, which the Company acquired in 1997. Mr. Mims is a second-generation gaming operator in South Carolina and has served as President of the South Carolina Coin Operators Association. Mr. Mims received a B.A. degree from Furman University in 1974 and a J.D. degree from The University of South Carolina Law School in 1977.


BUSINESS  EXPERIENCE  OF  NOMINEES  AND  EXECUTIVE  OFFICERS  (CONTINUED)
-------------------------------------------------------------------------

     Mr. Wilson served as the Company's President and Chief Executive Officer from the Company's formation in September 1994 until April 1998. Mr. Wilson also served as Chairman of the Board of the Company from formation until September 1996 and from January 1998 until April 1998. Between 1987 and the time he founded the Company, Mr. Wilson served as Chairman and President of most of the entities that were consolidated to form the Company. Prior to founding the Company, Mr. Wilson was a practicing attorney for 16 years and maintained a general law practice with an emphasis on real estate, municipal and charity law. Mr. Wilson also served as City Attorney for the City of Cedar Park, Texas from 1987 to 1994 and was an Assistant Attorney General of Texas from 1979-81 before entering private practice. Mr. Wilson received a B.A. degree with honors from Tulane University in 1975 and a J.D. degree from The University of Texas Law School in 1978.

     Mr. Fox has been the Chairman of Fox International Corp., a holding company involved in property development and telecommunications construction and installation, since 1963. Mr. Fox is also involved in various capacities with Bremner-Davis Educational Systems, Sediment Testing Supply Co., and Warner Electric Co. Mr. Fox has extensive managerial experience in banking, finance, real estate and construction industries. Mr. Fox received a B.A. degree from the University of Illinois in 1948.

     Mr. Fein has been a General Partner of Income Apartment Investors, a real estate investment company, since January 1990. Previously, Mr. Fein served as Treasurer of a Salomon Brothers Inc. commodity subsidiary and in various other capacities at Goldman Sachs and Jefferies & Co., investment-banking firms. Mr. Fein received a B.A. degree with honors from The University of Texas in 1977 and a J.D. degree from The University of Texas Law School in 1980.

     John T. Orton, age 35, has served as Chief Financial Officer of the Company since February 1995. Prior to joining the Company, Mr. Orton served in various senior financial management capacities for XeTel Corp., a public electronics manufacturing concern; Dell Computer, a public computer manufacturing concern; Ericsson, a public telecommunications manufacturing concern; and Arthur Andersen, an accounting and consulting firm. Mr. Orton received a B.A. in 1984 and a M.B.A. in 1985, both in Finance, with honors, from The University of Texas and is a Certified Public Accountant. (Mr. Orton is not a nominee to the Board of Directors).


BOARD  MEETINGS  AND  COMMITTEES
--------------------------------

     The Board of Directors held one meeting in 1997. All directors attended. On January 7, 1998, the Company appointed a Compensation Committee and an Audit Committee. Neither of these committees met in 1997. The Company does not have a nominating committee.

     Currently, Messrs. Fein, Fox and Mims serve on the Compensation Committee. It is empowered to administer the Company's stock option plans and other compensation plans and to recommend salary and other compensation to the Board. Currently, Messrs. Fein, Fox, and Harrison serve on the Audit Committee, which is empowered to recommend to the Board the appointment of the Company's independent public accountants and to periodically meet with them to discuss their fees, audit and non-audit services, internal controls, and the audit results of the Company. It is also empowered to meet with the Company's accounting personnel to review accounting policies and reports. The Board also has an Acquisition Committee and a Compliance Committee.


INSIDER  REPORTING
------------------

     Under Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act"), executive officers, directors and persons holding greater than 10% of the Common Stock of the Company are required to file reports with the Securities and Exchange Commission disclosing the amount and nature of beneficial ownership in the Company's securities, as well as changes in such ownership. Specific due dates have been set for these reports, and any failure to timely file or the non-filing of such reports by such person, if made known to the Company or if apparent based solely upon a review of such reports as delivered to the Company pursuant to such requirements, are required to be disclosed in this Proxy Statement. Based upon its review of the copies of the forms delivered to the Company or written representations from such persons, and based upon present knowledge of management, the Company believes that all of its directors, officers and persons owning greater than ten percent of its Common Stock timely filed their reports.


EXECUTIVE  COMPENSATION
-----------------------

     The following table sets forth certain information concerning the compensation of the directors and executive officers who received in excess of $60,000 during the last fiscal year. Information is not given in the table for any portion of the year during which a person was not an officer or director of the Corporation.




                              1997                            OTHER
  NAME                      POSITION                    CASH   COMPENSATION(1)
-------------------  -----------------------  ----  --------------
  L. Gregory Wilson  CEO and President              $      225,000  $20,797

  Michael W. Mims .  Vice-President                 $       83,328  $ 2,813

  John T. Orton . .  Chief Financial Officer        $       77,500  $ 7,500

  J. Richard Henry.  Secretary                      $       77,500  $ 9,076


1          Includes  fair  market  value of Common Stock issued as an annual bonus pursuant  to  the  Company's  Restricted  Stock  Award  Plan.


EMPLOYMENT  AGREEMENTS
----------------------

     The Company has entered into employment agreements with each of its executive officers. Mr. Hilliou's employment agreement terminates on April 29, 2001 and provides for a $225,000 annual base salary and a cash bonus based upon the Company's results of operations. Mr. Wilson's employment agreement terminates on September 30, 2002 and provides for a minimum $225,000 annual base salary and a cash bonus based upon the Company's results of operations. Mr. Wilson's agreement restricts his competition with the Company during its term. Mr. Orton's employment agreement terminates on December 31, 2000 and provides for an annual base salary of $100,000 and a cash bonus based upon the Company's results of operations. The Company and Mr. Henry are currently negotiating the termination of his employment agreement. Messrs. Mims and Harrison have employment agreements terminating on September 23, 2000 and December 18, 2000, respectively. Mr. Mim's agreement provides for an annual base salary of $250,000, subject to adjustment. Mr. Harrison's agreement provides for an annual base salary of $125,000. Both agreements allow annual bonuses at the discretion of the Board. Messrs. Hilliou, Orton, Henry, Mims and Harrison are prohibited from disclosure of the Company's confidential information and from competing with the Company during the term of their agreements and for two years thereafter.


STOCK  OPTIONS  AND  WARRANTS
-----------------------------

     There are currently outstanding options to purchase 1,722,333 shares of Common Stock that have been granted to employees, directors, and consultants of the Company pursuant to its four employee stock option plans. These options have a weighted-average option price of $2.68, terminate between 2000 and 2005, and vest pursuant to varying schedules. Messrs. Hilliou, Wilson, Orton, and Henry hold options to purchase 300,000, 300,000, 125,000, and 191,667 shares of Common Stock, respectively, at weighted-average option prices of $3.75, $0.96, $3.80, and $3.15, respectively. Options to purchase an additional 44,334 shares of Common Stock are available for issuance pursuant to the Company's existing employee stock option plans. In addition, consultants to the Company and a former non-employee director hold options and warrants to purchase 468,000 shares of Common Stock at a weighted average option price of $4.63, terminating between 2000 and 2005 and vesting pursuant to varying schedules. All of these options and warrants would represent 18.6% of the total Common Stock outstanding if they had vested and had been exercised at April 6, 1998. All options granted pursuant to the Company's employee stock option plans have been approved by the Company's shareholders.


CERTAIN  TRANSACTIONS
---------------------

     On September 24, 1997, the Company acquired Gold Strike, Inc., a South Carolina video gaming machine business, in a stock-for-stock acquisition. Michael W. Mims, the sole shareholder of Gold Strike, received 827,680 shares of Common Stock for 100% of the outstanding shares of Gold Strike. There was no cash consideration involved in the acquisition. Mr. Mims became Vice-President and a director of the Company after the closing. In November 1997, the Company advanced $60,000 to Mr. Mims at an interest rate of 8% per annum. Mr. Mims is to repay the advance to the Company beginning in 1998.

     On December 18, 1997, the Company acquired Darlington Music Company, Inc., a South Carolina video gaming business, in a stock-for-stock acquisition. George M. Harrison, Jr., one of three shareholders of Darlington, received 333,333 shares of Common Stock for his outstanding capital stock in Darlington. There was no cash consideration in the acquisition. Mr. Harrison became an employee of the Company after the closing and subsequently became Chairman of the Board. Prior to the transaction, Darlington advanced $140,000 to Mr. Harrison. As a result of the acquisition, the Company assumed this receivable, which bears interest at 8% and is due by December 31, 2000.



                                    ITEM II.

                      PROPOSAL FOR APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of King Griffin & Adamson P.C. as independent auditors of the Company for fiscal year 1998 subject to ratification by the stockholders. Audit services expected to be performed by King Griffin & Adamson P.C. during fiscal year 1998 will consist of the audit of the consolidated financial statements of the Company.

     Weinick, Sanders Levanthal & Co. LLP was the Company's independent auditors for fiscal 1996. They were replaced on April 23, 1997 after recommendation by the Chief Financial Officer to the Board. The independent auditor's reports for 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. From the Company's inception to April 17, 1998, the Company has had no disagreements with accountants on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the accountant's satisfaction, would have caused them to make reference to such matters in their reports.

     Representatives of King Griffin & Adamson P.C. are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions at the Annual Meeting.

     The Board of Directors recommends that the shareholders vote FOR approval of the proposal to ratify the appointment of King Griffin & Adamson P.C. as independent auditors for fiscal year 1998.



                                    ITEM III.

                                 OTHER BUSINESS

     As of the date of this proxy statement, the only business that the Board of Directors intends to present, and knows that others will present, at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


SHAREHOLDER  PROPOSALS
----------------------

     Proposals of shareholders intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company on or prior to December 31, 1998 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the next Annual Meeting of Shareholders.



                              By  Order  of  the  Board  of  Directors



                              George  M.  Harrison,  Jr.,  Chairman of the Board


April  29,  1998